LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premium) (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Debt Disclosure [Abstract]
Year ending December 31, 2020	$ 151
Year ending December 31, 2021	851,127
Year ending December 31, 2022	0
Year ending December 31, 2023	0
Year ending December 31, 2024	600,000
Over 2024	3,000,000
Total long-term debt	$ 4,451,278	$ 4,104,525